Interactive Strength Inc. (Nasdaq: TRNR) Completes Acquisition of CLMBR, creating a High-growth, B2B Focused, Connected Fitness Platform

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The combined business is anticipated to generate between $15 million and $20 million in revenue in 2024, driven primarily by B2B sales to gyms, fitness studios and multi-family residential
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Equipment sales are expected to be largely generated by distributors, including WOODWAY, with minimal marketing expenditure
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The business is anticipated to be cashflow positive and adjusted EBITDA profitable potentially as early as the fourth quarter of 2024

Austin, TX – February 7, 2024 - Interactive Strength Inc. (Nasdaq: TRNR) (“TRNR” or “the Company”), maker of premium smart home gyms and provider of virtual personal training services under the FORME brand, today announced that it has completed the acquisition of substantially all of the assets of CLMBR, Inc., (“CLMBR”) the maker of the first-to-market connected vertical climber.

Trent Ward, Co-Founder and CEO of TRNR, said: “We are thrilled to have acquired CLMBR and its sizeable consumer installed base in this acquisition. More importantly, the move into the B2B channel is expected to add exciting growth to our portfolio of products. We believe this will be a transformational acquisition that can accelerate the Company’s commercialization path.” Ward continues, “We expect this transaction can help us achieve immediate scale across all of our cost centers, resulting in a high-growth, profitable platform that sells connected fitness equipment and digital fitness services across B2B and B2C channels. Additionally, we believe this acquisition could serve as a model to create value going forward.”

The transaction closed on February 2, 2024.

Transaction Highlights:

The acquisition is expected to yield several strategic and financial benefits, positioning the combined entity for further growth:

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Rationale
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Expected to provide immediate scale in all functions (Sales, Engineering, Logistics, Supply Chain, Corporate Overhead)
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Expected to generate near-term cashflow for TRNR
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Diversifies revenue (products and channels), with significant growth in B2B channel
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Gaining a strong B2B sales and distribution partner in WOODWAY

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Projected financials
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Combined revenue in 2024 is expected to be between $15 million and $20 million
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Run-rate cashflow positive and adjusted EBITDA profitable potentially as early as the fourth quarter of 2024

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Valuation
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Enterprise value of deal (not including earn-out potential) is $15.4 million
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Expected to be between 1.0x and 1.3x EV / Projected 2024 CLMBR revenue

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Expected to be between 3x and 4x EV / Projected 2024 CLMBR EBITDA, as adjusted for synergies

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Structure
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“Asset deal” (acquiring assets and specific liabilities, decreasing unknown risks)
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Sellers are rolling all equity into TRNR and no cash is being taken “off the table”
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“Lock-up” on common shares until the end of October 2024, which is the same lockup period as TRNR pre-IPO shareholders

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Consideration
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1.4 million shares of TRNR common equity issued at transaction close
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Earn-out potential for achieving certain levels of B2B unit sales in 2024, paid in TRNR common equity
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1.5 million shares of non-voting Series B preferred equity that is held back for two years against representations and warranties before converting to TRNR common equity in 2026
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$1.5 million of subordinated debt assumed
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$8.0 million of senior debt assumed, with $1.4 million of senior debt paid down

TRNR Investor Contact

ir@formelife.com

TRNR Media Contact

forme@jacktaylorpr.com

About Interactive Strength Inc.:

Interactive Strength Inc. has two main brands: 1) CLMBR and 2) FORME.

CLMBR is an innovative vertical climbing machine. It's the first vertical climber to feature a large-format touch display with on-demand, instructor-led classes. CLMBR's design is compact and easy to move – making it perfect for commercial or in-home use. Unlike many traditional fitness machines, CLMBR offers an efficient and effective full-body strength and cardio workout. With its low impact and ergonomic movement, CLMBR is safe for most ages and levels of ability. CLMBR is available directly to consumers on CLMBR.com as well as businesses, including gyms and fitness studios, hotels, and physical therapy facilities.

FORME is a digital fitness platform that combines premium smart home gyms with live virtual personal training and coaching to deliver an immersive experience and better outcomes for both consumers and trainers. FORME delivers an immersive and dynamic at-home fitness experience through two connected hardware products: 1. The FORME Studio (fitness mirror) and 2. The FORME Studio Lift (fitness mirror and cable-based digital resistance). In addition to the company’s connected fitness hardware products, FORME offers expert personal training and health coaching in different formats and price points through Video On-Demand, Custom Training, and Live 1:1 virtual personal training.

Interactive Strength Inc. is listed on NASDAQ (symbol: TRNR).

Forward Looking Statements:

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe”, “project”, “expect”, “anticipate”, “estimate”, “intend”, “strategy”, “future”, “opportunity”, “plan”, “may”, “should”, “will”, “would”, “will be”, “will continue”, “will likely result” or similar expressions. that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations. These statements are based on various assumptions and on the current expectations of FORME and CLMBR’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of FORME and CLMBR. These forward looking statements are subject to a number of risks and uncertainties, including general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; failure to realize the anticipated benefits of the proposed transaction, or costs associated with, integrating the businesses of FORME and CLMBR; the incurrence of significant indebtedness by FORME and the risk that FORME defaults in its obligations thereunder; risks related to the rollout of the combined business and the timing of expected business milestones; the effects of competition on FORME’s future business; and those factors discussed in FORME’s Registration Statement on Form S-1 filed with the Securities and Exchange Commission (the “SEC”) on April 27, 2023, Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2023, June 30, 2023 and September 30, 2023 under the heading “Risk Factors”, and other documents of FORME filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that FORME does not presently know or that FORME currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FORME’s plans or forecasts of future events and views as of the date of this press release. FORME anticipates that subsequent events and developments will cause its assessments to change. However, while FORME may elect to update these forward-looking statements at some point in the future, FORME specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FORME’s assessment as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. FORME gives no assurance that either FORME or the combined company, will achieve its objectives.